                                                                               .
                                                                               .
                                                                               .
                                                                  EXHIBIT (z)(2)


Richard F. Brereton                 Managing Director                                 New York, NY
Kenneth Castiglia                   Chief Financial Officer                           New York, NY
Stefanie Chang Yu                   Secretary; Vice President and Secretary           New York, NY
                                    of the Funds
Amy Doberman                        Managing Director; Vice President
                                    of the Funds                                      New York, NY
Barry Fink                          Managing Director                                 New York, NY
Geoffrey Flynn                      Managing Director                                 Jersey City, NJ
Michael Kiley                       Managing Director, Chief Executive Officer        New York, NY
                                    and President
David Linton                        Managing Director                                 Weston, CT
Patrick Bannigan                    Managing Director                                 New York, NY
Edward C. Wood, III                 Managing Director, Chief Administrative           Oakbrook Terrace. IL
                                    Officer and Chief Operating Officer
Steven M. Massoni                   Managing Director                                 Oakbrook Terrace, IL
Mihal Nahari                        Managing Director                                 New York, NY
James J. Ryan                       Managing Director                                 Oakbrook Terrace, IL
Andrew J. Scherer                   Managing Director                                 Oakbrook Terrace, IL
Colette M. Saucedo                  Managing Director                                 Houston, TX
Laurence J. Althoff                 Executive Director                                Oakbrook Terrace, IL
Kenneth Beard                       Executive Director                                Jersey City, NJ
Joseph C. Benedetti                 Executive Director                                New York, NY
Patricia A. Bettlach                Executive Director                                Chesterfield, MO
Brian E. Binder                     Executive Director                                Oakbrook Terrace, IL
Michael P. Boos                     Executive Director                                Oakbrook Terrace, IL
Elizabeth M. Brown                  Executive Director                                Houston, TX
John T. Browning                    Executive Director                                Oakbrook Terrace, IL
Juanita E. Buss                     Executive Director                                Kennesaw, GA
Richard J. Charlino                 Executive Director                                Jersey City, NJ
Gary R. DeMoss                      Executive Director                                Oakbrook Terrace, IL
Richard G. Golod                    Executive Director                                Jersey City, NJ
Michelle H. Huber                   Executive Director                                Oakbrook Terrace, IL
Troy D. Huber                       Executive Director                                Oakbrook Terrace, IL
Michael B. Hughes                   Executive Director                                Oakbrook Terrace, IL
Thomas Patrick Kelly                Executive Director                                Oakbrook Terrace, IL
Robert Daniel Kendall               Executive Director                                Oakbrook Terrace, IL
Gary F. Kleinschmidt                Executive Director                                Chalfont, PA
Carl Mayfield                       Executive Director                                Lakewood, CO
Mark R. McClure                     Executive Director                                Oakbrook Terrace, IL
Maura A. McGrath                    Executive Director                                Jersey City, NJ
Lou Anne McInnis                    Executive Director                                New York, NY
Lance O'Brien Murphy                Executive Director                                Dallas, TX
Carsten Otto                        Executive Director                                New York, NY
Joseph Pollaro                      Executive Director                                Jersey City, NJ
Walter E. Rein                      Executive Director and Chief Financial Officer    Oakbrook Terrace, IL
Louis Rivera                        Executive Director                                Houston, TX
Thomas C. Rowley                    Executive Director                                Oakbrook Terrace, IL
Robert H. Schumacher                Executive Director                                Oakbrook Terrace, IL
Michael S. Spangler                 Executive Director                                New York, NY
Richard Stefanec                    Executive Director                                Tarzana, CA
Terry L. Swenson                    Executive Director                                Amery, WI
John Tierney                        Executive Director                                Oakbrook Terrace, IL
Michael James Tobin                 Executive Director                                Oakbrook Terrace, IL
Thomas Buckley Tyson                Executive Director                                Oakbrook Terrace, IL
Elizabeth Vale                      Executive Director                                West Conshohocken, NJ
Brett Van Bortel                    Executive Director                                Oakbrook Terrace, IL
Robert S. West                      Executive Director                                Oakbrook Terrace, IL
Gary Weber                          Executive Director                                Jersey City, NJ
Barbara Anne Marie Withers          Executive Director                                Oakbrook Terrace, IL
Patrick M. Zacchea                  Executive Director                                Oakbrook Terrace, IL
Gregory Heffington                  1st Vice President                                Ft. Collins, CO
James D. Stevens                    1st Vice President                                North Andover, MA

George Steven Amidon                Vice President                                    Oakbrook Terrace, IL
Leslie Ann Ashton                   Vice President                                    Salt Lake City, UT
Matthew T. Baker                    Vice President                                    Oakbrook Terrace, IL
Scott C. Bernstiel                  Vice President                                    Freehold, NJ
Roger J. Bianco                     Vice President                                    Highlands Ranch, CO
Carol S. Biegel                     Vice President                                    Naperville, IL
Christopher M. Bisaillon            Vice President                                    Chicago, IL
James Burke Bradford                Vice President                                    Oakbrook Terrace, IL
Curtis W. Bradshaw                  Vice President                                    Oakbrook Terrace, IL
Michael Winston Brown               Vice President                                    Colleyville, TX
Loren Burket                        Vice President                                    Plymouth, MN
Daniel Burton                       Vice President                                    New York, NY
Christina Carroll                   Vice President;
                                    Chief Compliance Officer                          New York, NY
Lynn Chadderton                     Vice President                                    Valrico, FL
Deanne Margaret Chiaro              Vice President                                    Hermosa Beach, CA
Scott A. Chriske                    Vice President                                    Safety Harbor, FL
Michael Colston                     Vice President                                    Louisville, KY
Brent Alan Cooper                   Vice President                                    Oakbrook Terrace, IL
Shannon Colleen Crowley             Vice President                                    Oakbrook Terrace, IL
Michelina Cuccia                    Vice President                                    New York, NY
Suzanne Cummings                    Vice President                                    Oakbrook Terrace, IL
Michael A. Dearth                   Vice President                                    Oakbrook Terrace, IL
Kenneth A. De Marco                 Vice President                                    Oakbrook Terrace, IL
Joanne Doldo                        Vice President;
                                    Assistant Secretary of the Funds                  New York, NY
Pat Flynn Dredze                    Vice President                                    Oakbrook Terrace, IL
Paula Duerr                         Vice President                                    Oakbrook Terrace, IL
Craig Alan Dumnich                  Vice President                                    Perryville, MD
Michael E. Eccleston                Vice President                                    Chicago, IL
Michael G. Effron                   Vice President                                    Oakbrook Terrace, IL
Craig S. Falduto                    Vice President                                    Oakbrook Terrace, IL
Tara Farrelly                       Vice President                                    New York, NY
William J. Fow                      Vice President                                    Redding, CT
David Joseph Fredrick               Vice President                                    Newton, MA
Charles Friday                      Vice President                                    Gibsonia, PA
Gina Germane                        Vice President                                    New York, NY
Tyler A. Gill                       Vice President                                    Oakbrook Terrace, IL
Robert P. Glover                    Vice President                                    Princeton, NJ
Walter C. Gray                      Vice President                                    Houston, TX
Anuj Dave Grover                    Vice President                                    Oakbrook Terrace, IL
Hunter Handley                      Vice President                                    Oakbrook Terrace, IL
William G. Harrigan                 Vice President                                    Jersey City, NJ
Francis Martin Hawkins              Vice President                                    Oakbrook Terrace, IL
Meredith R. Hayes                   Vice President                                    Oakbrook Terrace, IL
Michael D. Hibsch                   Vice President                                    Nashville, TN
Matthew T. Hilding                  Vice President                                    Houston, TX
Richard Ralph Hoffman               Vice President                                    Jersey City, NJ
Conner D. Hogan                     Vice President                                    Oakbrook Terrace, IL
Kevin P. Holleron                   Vice President                                    Oakbrook Terrace, IL
Ryan Teague Hurley                  Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Roswell, GA
Nancy Johannsen                     Vice President                                    Oakbrook Terrace, IL
Laurie L. Jones                     Vice President                                    Houston, TX
Tara Jones                          Vice President                                    Oakbrook Terrace, IL
Louis Gregory Kafkes                Vice President                                    Oakbrook Terrace, IL
Daniel W. Krause                    Vice President                                    Oakbrook Terrace, IL
Lisa Therese Kueng                  Vice President                                    Oakbrook Terrace, IL
Gary W. Lackey                      Vice President                                    Houston, TX
Albert K. Lazaro                    Vice President                                    Oakbrook Terrace, IL
Tony E. Leal                        Vice President                                    Houston, TX

Karen Leparulo                      Vice President                                Oakbrook Terrace, IL
Mark Stephen Lie                    Vice President                                Oakbrook Terrace, IL
Holly Lieberman                     Vice President                                Oakbrook Terrace, IL
Tim O'Neal Lorah                    Vice President                                New York, NY
Ivan R. Lowe                        Vice President                                Houston, TX
Richard M. Lundgren                 Vice President                                River Forest, IL
Douglas M. Macomber                 Vice President                                Elmhurst, IL
Michael J. Magee                    Vice President                                Oakbrook Terrace, IL
Christa Mangiello                   Vice President                                Oakbrook Terrace, IL
Anthony S. Manzanares               Vice President                                Oakbrook Terrace, IL
Eric J. Marmoll                     Vice President                                Oakbrook Terrace, IL
Brian Maute                         Vice President                                Oakbrook Terrace, IL
Anne Therese McGrath                Vice President                                San Francisco, CA
Winston McLaughlin                  Vice President                                Harborside, NJ
Peter George Mislios                Vice President                                Oakbrook Terrace, IL
Elisa R. Mitchell                   Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Sterling Tyler Moore                Vice President                                San Francisco, CA
John T. Moser                       Vice President                                Oakbrook Terrace, IL
Kristan N. Mulley                   Vice President                                Oakbrook Terrace, IL
Grant R. Myers                      Vice President                                Houston, TX
Richard A. Myers                    Vice President                                Oakbrook Terrace, IL
Elizabeth A. Nelson                 Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Peter Nicolas                       Vice President                                Marblehead, MA
Ryne Atsushi Nishimi                Vice President                                Coto de Caza, CA
Brian O'Connell                     Vice President                                Oakbrook Terrace, IL
Timothy Jay Ott                     Vice President                                Highland, VA
Pete Papageorgakis                  Vice President                                Oakbrook Terrace, IL
Paul R. Peterson                    Vice President                                Oakbrook Terrace, IL
Megan Piscitello                    Vice President                                Oakbrook Terrace, IL
Richard J. Poli                     Vice President                                Downingtown, PA
John M. Radzinski                   Vice President                                Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                                Naperville, IL
Suzette N. Rothberg                 Vice President                                Maple Grove, MN
Jason F. Ruimerman                  Vice President                                Salem, MA
Pam Salley                          Vice President                                Houston, TX
Thomas J. Sauerborn                 Vice President                                Jersey City, NJ
Tonya Hammet Sax                    Vice President                                Oakbrook Terrace, IL
David T. Saylor                     Vice President                                Oakbrook Terrace, IL
Maura Scherer                       Vice President                                Oakbrook Terrace, IL
Stanley S. Schiewe                  Vice President                                Keller, TX
Timothy M. Scholten                 Vice President                                New Albany, OH
Lisa Schultz                        Vice President                                Oakbrook Terrace, IL
Ronald J. Schuster                  Vice President                                Orlando, FL
Laurel Shipes                       Vice President                                Duluth, GA
Frank Skubic                        Vice President                                San Francisco, CA
Heather Smith                       Vice President                                Richmond, VA
Christopher J. Staniforth           Vice President                                Leawood, KS
Brian S. Terwilliger                Vice President                                Oakbrook Terrace, IL
Joseph L. Thomas                    Vice President                                San Diego, CA
Hugh C. Triplett                    Vice President                                Thousand Oaks, CA
Thomas Buckley Tyson                Vice President                                Oakbrook Terrace, IL
Jeannette L. Underwood              Vice President                                Oakbrook Terrace, IL
Larry Bryan Vickrey                 Vice President                                Houston, TX
John M. Walsh                       Vice President                                Oakbrook Terrace, IL
Harold Whitworth, III               Vice President                                Liberty Township, OH
Joel John Wilczewski                Vice President                                Franklin, TN
Perri P. Williams                   Vice President                                Houston, TX
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Judy W. Wooley                      Vice President                                Houston, TX
John Wyckoff                        Vice President                                Santa Monica, CA

David M. Wynn                       Vice President                                Chandler, AZ
Kenneth Paul Zaugh                  Vice President                                Oakbrook Terrace, IL
William Edward Zorovich             Vice President                                Oakbrook Terrace, IL
Kristen L. Doss                     Asst. Vice President                          Houston, TX
Christine K. Putong                 Asst. Vice President                          Oakbrook Terrace, IL
David P. Robbins                    Asst. Vice President                          Oakbrook Terrace, IL
David H. Villarreal                 Asst. Vice President                          Oakbrook Terrace, IL



Mary Mullin                         Assistant Secretary;
                                    Assistant Secretary of the Funds              New York, NY
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
Michael P. Kiley                    Director                                      New York, NY
Jonathan S. Thomas                  Director                                      New York, NY
Edward C. Wood, III                 Director                                      Oakbrook Terrace, IL